UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 17, 2010

Energy XXI (Bermuda) Limited

(Exact name of registrant as specified in its charter)

001-33628

(Commission File Number)

Bermuda	98-0499286
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Canon’s Court, 22 Victoria Street, PO Box HM
1179, Hamilton HM EX, Bermuda	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 441-295-2244

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁪	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁪	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁪	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

⁪	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 23, 2010, Steven A. Weyel resigned his positions as President, Chief Operating Officer and member of the Board of Directors of Energy XXI (Bermuda) Limited (the “Company”).

In connection with his resignation, Mr. Weyel entered into a Separation Agreement (the “Separation Agreement”) with the Company on August 17, 2010 to be dated effective as of August 25, 2010 (the “Effective Date”).  Pursuant to the terms of the Separation Agreement, Mr. Weyel may rescind this agreement at any time before the Effective Date.  The Separation Agreement will supersede any and all rights and obligations between the Company and Mr. Weyel, including his Employment Agreement with the Company dated as of September 10, 2008 (the “Employment Agreement”).  Pursuant to the terms of the Separation Agreement, Mr. Weyel will be paid certain amounts and provided certain benefits, including accelerated vesting, due him under certain provisions of his Employment Agreement.  In addition to such contractually owed benefits, the Company has agreed to convey to Mr. Weyel title to his Company vehicle and certain other personal property of which he had the use during employment, to pay Mr. Weyel for accrued and unused vacation time and such portion of his fiscal year 2010 bonus that was to be paid following execution of the Separation Agreement, and to extend the period of time within which he must exercise or forfeit vested stock options.  Under the terms of the Separation Agreement, Mr. Weyel has agreed to waive and release any and all claims he may have against the Company related to his employment, and he will be subject to certain confidentiality and non-disclosure provisions and a non-solicitation provision for a period of one year following his resignation.  Mr. Weyel also will be obligated to assist the Company in any legal action relating to events that occurred while he was rendering services to the Company.

The description of the Separation Agreement above is a summary of the material terms and is qualified in its entirety by reference to the Separation Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

In connection with Mr. Weyel’s resignation, the Company streamlined its organization through a realignment of its management team, effective July 23, 2010. Under the realignment, Ben Marchive, formerly Senior Vice President of Operations, became the Executive Vice President of Exploration and Production, overseeing the Company's operations and land departments, Chief Financial Officer, West Griffin, took on added responsibility for corporate development and Chief Accounting Officer and Chief Information Officer, Hugh Menown, added the title of Senior Vice President.

Item 8.01. Other Events.

On July 20, 2010 the Company issued a press release announcing Mr. Weyel’s resignation as President, Chief Operating Officer and member of the Board of Directors of the Company.  A copy of this press release was filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 23, 2010 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Separation Agreement dated August 17, 2010
99.1	Press Release dated July 20, 2010 (incorporated by reference to Energy XXI (Bermuda) Limited’s Form 8-K filed with the Securities and Exchange Commission on July 23, 2010 (File No. 001-33628))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy XXI (Bermuda) Limited

Dated: August 20, 2010	By	/s/ David West Griffin
Name: David West Griffin
Title: Chief Financial Officer

Exhibit Index

EXHIBIT NO.	ITEM

10.1	Separation Agreement dated August 17, 2010
99.1	Press Release dated July 20, 2010 (incorporated by reference to Energy XXI (Bermuda) Limited’s Form 8-K filed with the Securities and Exchange Commission on July 23, 2010 (File No. 001-33628))